                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Adam H. Hennessey his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself or herself individually or on behalf of each of any affiliate of Summit Partners,
L.P. that is not a portfolio company, including without limitation those entities listed on the attached Exhibit A, on matters relating to:

    (a) Sections 13 and 16 of the Securities Exchange Act of 1934, as amended
        (the "Exchange Act"), Rule 144 promulgated under the Securities Act of
        1933, as amended (the "33 Act") and any and all regulations promulgated thereunder, including filings with the Securities and Exchange
        Commission pursuant thereto;

    (b) any written ballot or proxy with respect to any investment securities owned beneficially or of record by any such entities;

    (c) such filings required pursuant to the Internal Revenue Code of 1986, as amended, and any related regulations, pertaining to such entities

    (d) economic exhibits relating to such entities; and

    (e) the PATRIOT Act.

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with, as applicable, (i) the Securities and Exchange
Commission, and with any other entity when and if such is mandated by the
Exchange Act or by the By-laws of the National Association of Securities
Dealers, and/or (ii) the Internal Revenue Service, granting unto said attorney-
in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Said attorney-in-fact is entitled to amend Exhibit A from time to time to reflect additional affiliates of Summit Partners, L.P. that are not portfolio companies.

        The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

                      [Exhibit A and Signature Pages Follow]

                                Power of Attorney
                                    Exhibit A

Summit Ventures, L.P.                             SD III-B TUI Blocker Corp
Summit Ventures II, L.P.                    SPPE VII-B TUI Blocker Corp
Summit Ventures III, L.P.                    SP VC II-B TMFS Blocker
                                                   Corp
Summit Ventures IV, L.P.                     SP PE VII-B VIP Blocker
                                                   Corp
Summit Ventures V, L.P.                            SD III-B Heald Holdings
                                                   Corp
Summit V Companion Fund, L.P.                    SP PE VII-B Heald Holdings
                                                   Corp
Summit V Advisors Fund, L.P.                     SD III-B Salient Blocker
                                                   Corp
Summit V Advisors Fund QP, L.P.                    SP PE VII-B Salient Blocker
                                                   Corp
Summit Subordinated Debt Fund, L.P.            SP SD IV-B Salient Blocker
                                                   Corp
Summit Subordinated Debt Fund II, L.P.            SPVC II-B Winshuttle
                                                   Blocker Corp
Summit Subordinated Debt Fund III-A, L.P.    SPVC II-B My Dentist
                                                   Blocker Corp
Summit Subordinated Debt Fund III-B, L.P.    SV VI-B HCP Blocker Corp
Summit Accelerator Fund, L.P.                     SPVC II-B Clearwater
                                                   Analytics Blocker Corp
SV Eurofund, C.V.                             SPVC II-B Hiperos Blocker
                                                   Corp
Summit Ventures VI-A, L.P.                    SP SD IV-B Announce Blocker
                                                   LLC
Summit Ventures VI-B, L.P.                    SV VI-B CAM Holdings, L.P.
Summit VI Entrepreneurs Fund L.P.            Summit Ventures VI-B HCP,
                                                   LP
Summit VI Advisors Fund, L.P.                    SV VI-B Tivoli Holdings, LP
Summit Founders' Fund, L.P.                     SD III-B Tivoli Holdings,
                                                   LP
Summit Founders' Fund II, L.P.                     SD II Eyeglass Holdings LP
Summit Accelerator Founders' Fund, L.P.     SV VI-B Eyeglass Holdings
                                                   LP
Summit Partners Private Equity Fund VII-A, L.P    SV VI-B Bennington Holdings
                                                   LP
Summit Partners Private Equity Fund VII-B, L.P    SV VI-B Commnet Holdings,
                                                   L.P.
Summit Partners Venture Capital Fund II-A, L.P.    SV VI-B Tippmann Holdings.
                                                   L.P.
Summit Partners Venture Capital Fund II-B, L.P.    SV VI Tippmann Holdings.
                                                   L.P.
Summit Partners Subordinated Debt Fund IV-A, LP    SD III-B Tippmann Holdings,
                                                   L.P.
Summit Partners Subordinated Debt Fund IV-B, LP    SV VI-B CD Holdings, L.P.
Summit Partners Europe Private Equity Fund, LP    SV VI-B Focus Holdings, L.P
Summit Partners Growth Equity Fund VIII-A, LP    SDIII-B Focus Holdings, L.P
Summit Partners Growth Equity Fund VIII-B, LP    SV VI-B Aurora Holdings LP
Summit Partners Venture Capital Fund III-A, LP    SPPE VII-B Aurora Holdings,
                                                   L.P.
Summit Partners Venture Capital Fund III-B, LP    SV VI-B LiteCure, L.P.
Summit Investors, L.P.                            SD III-B Nomacorc Holdings
                                                   L.P.
Summit Investors II, L.P.                    SP PE VII-B Nomacorc
                                                   Holdings LP
Summit Investors III, L.P.                     SD III-B TUI Holdings LP
Summit Investors (SAF) IV, L.P.             SPPE VII-B TUI Holdings LP
Summit Investors VI, L.P.                     SP PE VII-B AFCV Holdings
                                                   LP
Summit Investors I, LLC                            SP VC II-B TMFS Holdings,
                                                   LP
Summit Investors I (UK), L.P.                     SPPE VII-B SUN Holdings, LP
Summit Incentive Plan, L.P.                    SP PE VII-B VIP Holdings,
                                                   L.P.
Summit Incentive Plan II, L.P.                    SP PE VII-B Heald Holdings,
                                                   L.P.
S-K Investment Corp                             SD III-B Heald Holdings,
                                                   L.P.
Summit Partners Blocker, Inc.                    SD III-B Salient Holdings,
                                                   L.P.
Stamps, Woodsum & Co.                             SP PE VII-B Salient
                                                   Holdings, L.P.
Stamps, Woodsum & Co. II                     SPVC II-B Winshuttle
                                                   Holdings, LP
Stamps, Woodsum & Co. III                     SPVC II-B My Dentist
                                                   Holdings, LP
Stamps, Woodsum &Co. IV                     SPVC II-B Hiperos Holdings
                                                   LP
Summit Partners II, L.P.                     SPVC II-B Clearwater
                                                   Analytics Holdings LP
Summit Partners III, L.P.                     SP SD IV-B Announce
                                                   Holdings, LP
Summit Partners IV, L.P.                     SPSD IV-B Access Holdings,
                                                   LP
Summit Partners V, L.P.                     SPPE VII-B Access Holdings,
                                                   LP
Summit Partners LLC                             Summit Partners Sarl
Summit Partners SD, L.P.                    Summit Partners Holding
                                                   GmBh
Summit Partners SD II, LLC                     Summit Partners II Sarl
Summit Partners SD III, L.P.                       Summit Beteiligungs GmbH
Summit Partners SD III, LLC                    Summit Verwaltings GMBH
Summit Partners VI (GP), L.P.                    Summit GmbH & Co.
                                                   Beteiligungs KG
Summit Partners VI (GP), LLC                    Summit Partners III Sarl
Summit Partners VC II LP                    IGEFI Holdings, LP
Summit Partners VC II LLC                    IGEFI Licensing Sarl
Summit Partner PE VII LP                    IGEFI France Sarl
Summit Partner PE VII LLC                    Finch Software Ltd
Summit Partners SD IV, LP                    Finch Software India PVT
                                                   Ltd.
Summit Partners SD IV, LLC                         IGEFI Deutschland GmbH
Summit Partners Europe, LP                    IGEFI U.K. Limited
Summit Partners Europe, Ltd.                    IGEFI US LLC
Summit Investors Management, LLC             Summit Partners V Sarl
SV International                            Summit Partners VI-A Sarl
Summit Accelerator Partners, LLC            Summit Partners VI-B Sarl
Summit Accelerator Management, LLC            Summit Partners VI-A France
SWC Holdings Co.                            Summit Partners VI-B France
Summit Retained Earnings LP                    Summit Partners VII-A Sarl
Summit Partners FF Corp                            Summit Partners VII-B Sarl
S-K Investment Corp                             Summit Partners VIII Sarl
Summit Partners Blocker, Inc.                    Summit Partners TLK-A Sarl
Summit Partners Holdings, L.P.                     Summit Partners TLK-B Sarl
Summit Partners Growth Equity VIII LLC            Summit Partners FMT Sarl
Summit Partners Growth Equity VIII LP            Summit Partners WRI Sarl
Summit Partners Venture Capital Fund III, LLC    Summit Partners OGN LUXCO
                                                   SCA
Summit Partners Venture Capital Fund III, LP    Ogone SPRL (fka Ogone SA)
Summit Investment Holdings Trust             Ogone SAS
Summit Investors Holdings Trust                    Ogone BV
Summit Investment Holdings Trust II            Ogone GmbH (Germany)
Shearson Summit Partners Management LP            Ogone GmbH (Austria)
HKL I Partners                                    Ogone GmbH (SW)
HKL I, LLC                                    Ogone Limited
Summit/Meditech LLC
Summit/CAM Holdings, LLC                    Summit Partners JMB S.a.r.l
Summit/Sun Holdings LLC                            Summit Partners WRI S.a.r.l
Summit LogistiCare LLC                            Summit Partners SFB S.a.r.l
Summit GCA Holdings LLC                            Summit Partners DDN S.a.r.l
Summit Accelerator Management, LP            Summit Partners VP- A,
                                                   S.a r.l.
Summit Accelerator Partners, LP                    Summit Partners VP- B,
                                                   S.a r.l.
Summit Partners, L.P.                            Summit Partners VI A SAS
                                                   (French-co)
Summit Master Company LLC                    Summit Partners VI B SAS
                                                   (French-co)
SW Management Corp                            Summit Partners WT- A,
                                                   S.a r.l.
Summit UK Advisory LLC                            Summit Partners WT-B,
                                                   S.a r.l.
Summit Partners, LP Savings and Investment     Summit Partners FMT,
Plan                                               S.a r.l.
Summit Partners, LP Profit Sharing                 Summit Partners TLK-A,
Plan and Trust                                     S.a r.l.
Mt. Everest Fund, L.P.                            Summit Partners TLK-B,
                                                   S.a r.l.
Mt. Everest QP Fund, L.P.                    Summit Partners OGN (LUXCO)
                                                   SCA
Greenberg-Summit Management , LLC            Summit Partners India
                                                   Private Investments I
Greenberg- Summit Partners, LLC                    Summit Partners India
                                                   Holdco Investors
SD II Bennington Blocker Corp                    Summit Partners India
                                                   Holdco, LP
SV VI-B Bennington Blocker Corp                    Summit Partners India
                                                   Venture Capital Investments
SD II Eyeglass Blocker Corp                    Summit Partners AVT
                                                   Cooperatief U.A
SV VI -B Eyeglass Preferred Blocker            Summit Partners AVT, LLC
SV VI -B Eyeglass Common Blocker            Sumpro Investment Advisory
                                                   PVT LTD
SV VI-B Commnet Common Blocker Corp.            Lovett-Woodsum 1998 CGC TR
SV VI-B Commnet Preferred Blocker Corp.            Stamps 1998 CGC Trust
SV VI B Tippmann Preferred Blocker Corp.    ABC Funding, LLC
SV VI B Tippmann Common Blocker Corp.            SPPE VII-A CDIH Holdings,
                                                   Inc
SD III-B Tippmann Blocker Corp                    SPPE VII-B CDIH Holdings,
                                                   Inc
SV VI-B Tivoli Blocker Corp.                    SV VI-A CDIH Holdings, Inc
SD III-B Tivoli Blocker Corp.                    SV VI-B CDIH Holdings, Inc
SV VI-B CAM Blocker Corp                    SV VI Affiliates CDIH
                                                   Holdings, Inc
Summit Ventures VI-B HCP Blocker Corp            Summit Partners Credit GP
                                                   LP
SV VI-B CD Blocker Corp.                     Summit Partners Credit
                                                   Advisors LP
SPPE VII-B CD Blocker Corp.                     Summit Partners Credit GP
                                                   LLC
Sparta Holding Corporation                    Summit Partners Credit
                                                   Offshore Fund, LP
SV VI-B Focus Blocker Corp                    Summit Partners Credit
                                                   Fund, LP
SDIII-B Focus Blocker Corp                    Summit Partners Credit
                                                   Offshore Intermediate
                                                   Fund, L.P.
SV VI-B Aurora Blocker Corp.                    Summit Partners Credit
                                                   Master, LP
SPPE VII-B Aurora Blocker Corp.                    BigPoint Manager SARL
SPVCII-B Anesthetix Blocker Corp            BigPoint Manager
                                                   Investments SCA
SV VI-B LiteCure Blocker Corp.                    BigPoint Distribuicao De
                                                   Entretenimento Online Ltda
SPPE VII-B Champion Blocker Corp            Bigpoint International
                                                   Holdco Ltd
SD III-B Nomacorc Blocker Corp                    Bigpoint International
                                                   Services Ltd
SPPE VII-B Nomacorc Blocker Corp            SPPE VII-B CRG Blocker Corp
SPVCII-B LiveOffice Blocker Corp            SPSD IV-B SSEC Blocker Corp
SPPE VII-B SUN Blocker Corp                    SP SD IV-B Zenith Blocker
                                                   Corp
SPPE VII-B SSEC Blocker Corp                    SPSD IV-B SSEC Holdings, LP
SP PE VII-B Zenith Blocker Corp                    SP PE VII-B Zenith
                                                   Holdings, L.P
SP VC II-B WMS Blocker Corp                    SPPE VII-B CRG Holdings,
                                                   L.P
SPPE VII-B SSEC Holdings, LP                    Bigpoint Midco GMBH
SP SD IV-B Zenith Holdings, L.P                    HSYSTEMS ACQUISITION TWO
                                                   INC
SP VC II-B WMS Holdings, L.P                    HSYSTEMS TOP HOLDINGS INC
Bigpoint Investments GMBH                    HSYSTEMS HOLDINGS LLC
HSYSTEMS ACQUISITION ONE INC                    Summit Partners Credit Fund
                                                   A-1 GP LLC
HSYSTEMS HOLDINGS INC                            SPSD IV-B Progressive
                                                   Blocker Corp
Summit Partners Credit Fund A-1 LP            SPVC II-B Efreightsolutions
                                                   I Blocker Corp
Summit Partners Credit A-1 GP LP            SP GE VIII-B Access Blocker
                                                   Corp
SP GE VIII-B Progressive Blocker Corp            SPVC II-B Efreightsolutions
                                                   Holdings LLC
SPVC II-B Efreightsolutions II Blocker Corp    Summit Credit Funding LLC
SPSD IV-B Progressive Holdings, LP            Summit Whistler Funding
                                                   Inc.
SP GE VIII-B Access Holdings, L.P.            SPVC III-B COMS Interactive
                                                   Holdings, L.P
Summit Whistler Funding II LLC                    SP GE VIII-B CITYMD
                                                   Holdings, LP
SP SD IV-B RC Holdings, LP                    SV VI-B QSF Holdings, LP
SPPE VII-B QSF Holdings, LP                    SPSD IV-B Parts Town
                                                   Holdings LP
SPPE VII-B QSF Holdings, LP                    SP GE VIII-B Bluepearl
                                                   Holdings LP
SPGE VIII-B Parts Town Holdings, LP            SP GE VIII-B RC Blocker
                                                   Corp
SP SD IV-B Fronton Holdings LP                    SPVC III-B COMS Interactive
                                                   Blocker Corp.
SPVC III-B Heart to Heart Blocker Corp            SPPE VII-B QSF Holdings
                                                   Blocker Corp
SPSD IV-B RC Blocker Corp                    SPGE VIII-B Parts Town
                                                   Blocker Corp
SP GE VIII-B CITYMD Blocker Corp            SP SD IV-B Fronton Blocker
                                                   Corp
SV VI-B QSF Holdings Blocker Corp            Summit Partners Credit II
                                                   LLC
SPSD IV-B Parts Town Blocker Corp            Summit Partners Credit II
                                                   (UK), LP
SP GE VIII-B Bluepearl Blocker Corp            Summit Partners Credit
                                                   Offshore Fund II, LP
Summit Partners Credit Fund II, LP            Summit Partners Credit Fund
                                                   A-2 LP
Summit Partners Credit Offshore LP            Summit Partners Credit Fund
Intermediate Fund II,                              B-2, LP
Summit Partners Credit A-2 LLC                    Summit RKT VII-B Cayman Ltd
Summit Partners Credit A-2 LP                    Summit Partners 360 Sarl
                                                   FKA Summit Partners IX
                                                   Sarl
Summit Partners Credit B-2, LP                    Fronton Holdings, LLC
Summit RKT VII-B, LP                            Butler Merger Sub II Inc
Summit Partners 360 Cayman LP                    Summit Partners
                                                   Entrepreneur
Summit-Trio, LLC                            Butler Merge Sub I Inc
Fronton Investor Holdings, LLC                    Summit Partners, LLP
Butler Holdco II Inc                            Summit Partners
                                                   Entrepreneur Advisors
                                                   Fund I, L.P.
Butler Holdco Inc                            Summit Partners Growth
                                                   Equity Fund IX-B, L.P.
Butler Group Holdings Inc                    Summit Partners Venture
                                                   Capital Fund IV-B, LP
Summit Partners Entrepreneur Advisors GP, LLC    Summit Investors GE IX/VC
                                                   IV, LLC
Summit Partners Growth Equity Fund IX-A, L.P.    Summit Partners GE IX LLC
Summit Partners Venture Capital Fund IV-A, LP    Summit Partners VC IV LLC
Summit Investors GE IX/VC IV (UK), L.P.            Summit Partners Alydar GP
                                                   LP
Summit Partners GE IX LP                    Summit Partners Public
                                                   Asset Management LLC
Summit Partners VC IV LP                    SP COF I Theorem Blocker
                                                   Corp
Summit Partners Alydar GP LLC                    SPVC III-B AH Blocker Corp
Summit Partners Alydar Holdings, LP            SPVC III-B AH Holdings LP
SP GE VIII-B GD RV Blocker Corp                    Summit Partners Relex SARL
SP SD III-A TUI Holdings Corp                      Summit Partners Europe Growth
                                                   Equity Fund II, SCSp
SP GE VIII-B GD RV Holdings LP                     Summit Partners Europe Growth
                                                   Equity Fund III, SCSp
Masternaut Luxembourg Holdings Sarl                Summit Partners Europe Growth
                                                   Equity Investors III, SCSp
Summit Partners Growth Equity Fund X-A, L.P.       Summit Partners Venture
                                                   Capital Fund V-A, L.P.
Summit Partners Growth Equity Fund X-B, L.P.       Summit Partners Venture
                                                   Capital Fund V-B, L.P.
Summit Partners Growth Equity Fund X-C, L.P.       Summit Partners Venture
                                                   Capital Investors V, L.P.
Summit Investors X, LLC                            Summit Partners VC V, L.P.
Summit Investors X (UK), L.P.                      Summit Partners VC V, LLC
Summit Partners GE X, L.P.                         Summit Investors Credit II,
                                                   LLC
Summit Partners GE X, LLC                          Summit Partners
                                                   Entrepreneurs/Advisors
Summit Partners Europe II, L.P.                    Summit Partners Co-Invest
                                                   Ironman L.P.
Summit Partners Entrepreneur Advisors              Summit Partners Co-
Fund II LP                                         Invest QuickSilver L.P.
Summit Partners Growth Equity Fund VIII-B          Summit Partners
AIV, LP                                            Co-Invest GP, Ltd.
Summit Partners Growth Equity Fund VIII-A          Summit Co-Invest
AIV, LP                                            Giants, L.P.
Summit Partners Growth Equity Fund IX-A,           Summit Partners
AIV L.P.                                           Co-Invest Giants-B, L.P.
Summit Partners Growth Equity Fund IX-B, AIV L.P.  Summit Partners
                                                   Co-Invest Giants-BDE, L.P.
Summit Partners Europe II SPV-A LP                 Summit Partners Co-Invest
                                                   Lions GP LLC
Summit Partners Europe II SPV-B LP                 Summit Partners Co-Invest
                                                   Lions-B, L.P.
Summit Partners Entrepreneur Advisors Fund III LP  Summit Partners
                                                   Co-Invest Lions, L.P.
Summit Partners Subordinated Debt Fund V-B, L.P.   Summit Partners Co-
                                                   Invest Indigo, L.P.
Summit Partners Subordinated Debt Fund V-A, L.P.   Summit Partners Co-
                                                   Invest Indigo GP, LLC
Summit Partners Europe III Intermediate, SCSp      Summit Partners Co-
                                                   Invest Kiwi L.P.
Summit Partners Europe III SPV, SCSp               Summit Partners Co-Invest
                                                   Kiwi, GP LLC
Summit Partners Reinvestment Fund, L.P.            Summit Partners Co-Invest
                                                   Sumo, L.P.
Summit Partners Reinvestment Fund AIV, L.P.        Summit Partners Co-
                                                   Invest Sumo GP, LLC
Summit Partners RF, L.P.                           Summit Alydar, L.P.
Summit Partners Entrepreneur Advisors GP II LLC    Summit Partners
                                                   Concentrated Growth L/S Fund
                                                   Limited
Summit Partners GE VIII AIV, LP                    Summit Partners Concentrated
                                                   Growth L/S Fund LP
Summit Partners GE VIII AIV, Ltd                   Summit Partners Concentrated
                                                   Growth L/S QP Fund LP
Summit Partners GE IX AIV LP                       Summit Partners Sustainable
                                                   Opportunities L/S Fund
                                                   Limited
Summit Partners GE IX AIV Ltd.                     Summit Partners Sustainable
                                                   Opportunities L/S QP Fund LP
Summit Partners Europe II Ltd.                     Summit Partners Sustainable
                                                   Opportunities L/S Fund LP
Summit Partners Europe II SPV Ltd.                 Summit Partners Concentrated
                                                   Growth L/S Master Fund, L.P.
Summit Partners Entrepreneur Advisors              Summit Partners Concentrated
Fund III GP LLC                                    Growth L/S QP Fund
Summit Partners SD V LLC                           Summit Partners Technology
                                                   LS QP
Summit Partners SD V LP                            Summit Partners Technology
                                                   L/S Mater Fund, L.P.
Summit Partners RF, LLC                            Summit Partners Technology
                                                   L/S Fund Limited.
Summit Partners (UK) Advisory Ltd.                 Summit Partners CG K2 QP
                                                   Fund, LP
SP PE VII-B Announce Blocker LLC                   Summit Partners CG Olympus
                                                   QP Fund, L.P.
SP VC II-B TMFS Blocker Corp                       SPVC III-B Tsheets Holdings
                                                   LP
SP PE VII-B VIP Blocker Corp                       SPVC III-B Medop Holdings LP
SD III-B Heald Holdings Corp                       SP GE VIII-B HCA Holdings LP
SP PE VII-B Heald Holdings Corp                    SP GE VIII-B MPAS Holdings LP
SD III-B Salient Blocker Corp                      SP GE VIII-B Pharm Holdings
                                                   LP
SP PE VII-B Salient Blocker Corp                   SD IV/Co-Invs Pharm Blocker
                                                   Corp
SP SD IV-B Salient Blocker Corp                    SP GE VIII-B Thrive Holdings
                                                   LP
SPVC II-B Winshuttle Blocker Corp                  SP GE VIII-B HealthSun
                                                   Holdings LP
SPVC II-B My Dentist Blocker Corp                  SP GE IX-B AIV Elevate
                                                   Holdings LP
SV VI-B HCP Blocker Corp                           SP GE-VIII-B AIV Elevate
                                                   Holdings LP
SPVC II-B Clearwater Analytics Blocker Corp        SPVC IV-B CCG Holdings LP
SPVC II-B Hiperos Blocker Corp                     SP GE IX-B MRIOA Holdings
                                                   L.P.
SP SD IV-B Announce Blocker LLC                    SPVC IV-B Ninja Holdings LP
SP SD IV-B Access Blocker Corp                     SP GE IX-B FH HOLDINGS LP
SPPE VII-B Access Blocker Corp                     SP GE IX-B PGIS Holdings L.P.
SP PE VII-A TUI HOLDINGS CORP                      SP GE IX-B VSHP Holdings,
                                                   L.P.
SPVC III-B Tsheets Blocker Corp                    SP SD V-B VSHP Holdings, L.P.
SPVC III-B Medop Blocker Corp                      SP GE IX-B PA Holdings, L.P.
SP COF II Natchez Blocker Corp                     SP GE IX-B Snap Holdings,
                                                   L.P.
SP GE VIII-B HCA Blocker Corp                      SP GE ICH A-1 Shared Blocker,
                                                   L.P.
SP GE VIII-B MPAS Blocker Corp                     SP GE IX-B ICH Holdings, L.P.
SP GE VIII-B Pharm Blocker Corp                    SP GE X-B ICH A-1 Blocker,
                                                   L.P.
SP GE VIII-B Thrive Blocker Corp                   SP GE X-B ICH Holdings, L.P.
SPGE IX-B HealthSun Blocker Corp                   SPGE X-B Lions Holdings, L.P.
SPGE VIII-B HealthSun Blocker Corp                 Summit Partners Credit II, LP
SPGE IX-B Thrive Blocker Corp                      Summit Partners Credit B-2,
                                                   LP
MH BLOCKER 2 CORP (fka SPGE VIII-B Elevate         Summit
Blocker Corp)                                      Partners Credit III LLC
MH BLOCKER 1 CORP (fka SPGE VIII-A Elevate         Summit
Blocker Corp)                                      Partners Credit III LP
NOW MH BLOCKER 3 CORP (fka SPGE IX-B Elevate       Summit
Blocker Corp)                                      Partner Credit Fund III LP
SPGE IX-B AIV Elevate Blocker Corp                 Summit Partners Credit
                                                   Offshore Fund III, L.P.
SPGE VIII-B AIV Elevate Blocker Ltd                Summit Partners Credit
                                                   Offshore Intermediate Fund
                                                   III, L.P.
SP COF II White Stallion Blocker Corp              Summit Investors Credit III
                                                   LLC
SPVC IV-B CCG Blocker Corp                         ABC Georgia LLC
SPGE IX-B Harvey Blocker Corp                      Silverton Intermediate
                                                   Holdings, Inc.
SPGE IX-B MT Blocker Corp                          Silverton Merger Sub Inc
SP GE IX-B JS Blocker Corp                         Silverton Group Holdings,
                                                   LLC
SP VC IV-B JS Blocker Corp                         Silverton Holdings, Inc.
SP COF II FFE Blocker Corp                         Summit Partners Credit IV
                                                   Offshore
                                                   Feeder-B, L.P.
SP COF II UFC Blocker Corp                         Summit Partners Credit IV,
                                                   LLC
SP GE IX-B MRIOA Blocker Corp                      Summit Partners Credit IV,
                                                   L.P.
SP COF II SGD BLOCKER CORP                         Summit Partners PWS Sarl
SPVC IV-B Ninja Blocker Corp                       First Midco Ltd
SP COF II Lago Blocker Corp                        IVH Lux Holdings 1 SARL
SP GE IX-B FH BLOCKER CORP                         Summit Partners SGN Sarl
SP SD V-B FH BLOCKER CORP                          Summit Partners SMP Sarl
SP GE IX-B PGIS Blocker Corp                       Summit Partners SPT Sarl
SP COF III SNR Blocker Corp                        Summit Partners SZN Sarl
SP COF II SNR Blocker Corp                         Summit Partners (GGV) Sarl
SP GE IX-B VSHP Blocker Corp                       Summit Partners (GGV o/s)
                                                   Sarl
SP SD V-B VSHP Blocker Corp                        Summit Partners Europe CLYP
                                                   Sarl
SP COF II ASC Blocker Corp                         Summit Partners GE VIII-B
                                                   CLYP Sarl
SP COF II IE Blocker Corp                          Summit Partners GE VIII/Co-
                                                   Inv CLYP Sarl
SP COF III IE Blocker Corp                         Calypso Group Lux SCA
SP GE IX-B PA Blocker Corp                         Calypso Lux GP Sarl
SP SD V-B PA Blocker Corp                          Calypso Manco Sarl
SP GE X-B Snap Blocker Corp                        Summit Partners Europe II
                                                   SARL
SP GE IX-B Snap Blocker Corp                       Elevate Holdings GP Limited
SPGE ICH A-1 Shared Blocker Corp                   Summit Partners GGV Limited
SP CF III GF Onshore Blocker LLC                   Summit Partners GGV L.P.
SP COF III ILS Blocker Corp                        Wolverine TopCo Inc.
SP COF II AM Blocker Corp                          Summit Partners SNC-B Sarl
SP GE Elevate Blocker Holdco, L.P.                 Summit Partners Europe II
                                                   Master Sarl
SP COF II SE Blocker Corp                          Summit Partners RPS Sarl
SP COF III KD Blocker Corp                         Summit Partners OPAL Sarl
SP COF II PP Blocker Corp                          SP Opal SRL
SP COF III PP Blocker Corp                         SP Europe III, Sarl
SP COF III SE Blocker Corp                         Summit Partners Europe III ,
                                                   Sarl
SPGE X-B Lions Blocker LLC                         VCL SP Sarl
SP SS Blocker Parent LLC                           Lions South Florida Holdings,
                                                   LLC
SP SS Blocker Purchaser LLC                        Lions South Florida Holdings,
                                                   LLC
New Excelerate, L.P.                               SP-SS Aggregator LLC
SP GE X-B BR Holdings, LP                          Sumo Purchaser, LP
SP GEF X-B AI Splitter, LP                         Summit Partners Credit Fund
                                                   IV, LP
SP SDF V-B AI Splitter, LP                         Summit Partners Growth
                                                   Equity Fund XI-B, LP
SP AI B-2 Management Aggregator, LP                Summit Partners Growth Equity
                                                   Fund XI-A, LP
SP GE X-B 2 BR Holdings, LP                        Middlefield Road Private
                                                   Opportunities Fund, LP
SP GE X-B BR A-1 Holdings, LP                      Summit Partners Subordinated
                                                   Debt Fund VI-A LP
SP AI Management Aggregator, LP                    Summit Partners Subordinated
                                                   Debt Fund VI-B LP
SP GE X-B Decor Holdings, LP                       Summit Investors Credit II
                                                   (UK), L.P.
SPGL Acquisition Holdings II-B, LP                 Summit Investors GE IX-VC IV
                                                   UK, L.P.
SP GE X-B Vax Holdings, LP                         Summit Investors Credit III
                                                   (U.K), L.P.
Matrix Purchaser, Inc                              SUMMIT PARTNERS CO-INVEST
                                                   DECOR LP
SP GE X-B Digital Holdings, LP                     SUMMIT PARTNERS CO-INVEST
                                                   DECOR GP,
LLC
SP-AI Holdings, LP                                 SUMMIT PARTNERS CO-INVEST
                                                   DECOR-B, LP
Datom Holdings, LP                                 Summit Investors Credit IV,
                                                   LLC
SP GE X-B OTR Holdings, LP                         Summit Partners Co-Invest
                                                   Decor-B, LP
SP SD V-B OTR Holdings, LP                         Summit Partners Co-Invest
                                                   Decor, LP
SP GE X-B Titan Holdings, LP                       Summit Partners Co-Invest
                                                   (Riggins), LP
SPVC V-B PNC Splitter, LP                          Summit Partners Co-Invest
                                                   Riggins GP, LLC
TSB Parent Holdings, LP                            Summit Partners Growth
                                                   Equity Investors XI, LP
SP GE X-B OTR Holdings, LP                         Summit Partners Co-Invest
                                                   (Titan), LP
SP SS Aggregator, LLC                              Summit Investors IX, LLC
SP GE X-B SPGL II Blocker LP                       Summit Investors XI (UK), LP
SP GE X-B SPGL Blocker LP                          Summit Partners Co-Invest
                                                   Titan GP, LLC
Outcomes Holdings, Inc                             Summit Partners Co-Invest
                                                   CS GP, LLC
TUI CEO Holdings Corp                              Summit Partners Co-Invest
                                                   CS, LP
FL Hawk Holdings LLC                               Summit Partners Co-Invest
                                                   Titan, LP
FL Hawk Intermiade Holdings Inc                    Summit Partners Co-Invest
                                                   OPTMO,
SCSp
Elevate Morphe Holdings Inc                        Summit Partners Co-Invest
                                                   Optmo GP SARL
Morphe Holdings LLC                                Sumo Purchaser GP, LLC
Acentis Holdings GP LLC                            Beyond Risk SP GP, LLC
Elevate BrandPartners LP                           Summit Partners Co-invest
                                                   Decor GP, LLC
Acentis Intermedia Holdings, Inc.                  Summit Partners GE XI, LLC
Acentis Holdings LP                                Datom Holdings GP, LLC
Acentis Intermediate Holdings In.c                 Summit Partners GE XI, LP
Acentis Holdings LP                                Berkeley Street Strategic
                                                   Solutions, LP
DP Topco Ltd.                                      Berkeley Street Strategic
                                                   Solutions UGP, LLC
MRIOA Intermediate LLC                             Summit Partners SD VI LP
MRIOA Holdings LLC                                 Berkeley Street Strategic
                                                   Solutions GP LP
TS Stockholder Rep LLC                             Berkeley Street Strategic
                                                   Solutions UGP LLC
Outcomes Group Holdings LLC                        Berkeley Street Strategic
                                                   Solutions LP
Ironman Merger Sub II Inc.                         Summit Partners Reinvestment
                                                   Feeder Fund-A, LP
Ironman Intermediate Holdco, Inc                   Summit Partners Reinvestment
                                                   Feeder Fund-B, LP
Ironman Holdco II, LLC                             Highland Intermediate
                                                   Holdings, LLC
Ironman Merger Sub III LLC                         Highland Acquisition
                                                   Holdings, LLC
Patriot Growth Insurance Services                  Beyond Risk Purcahser, LP
PGIS Intermediate Holdings LLC                     Fortis Merger Sub, Inc
Summit PGIS Investment Partners LLC                Titan SCF Buyer, LLC
PGIS Holdings LLC                                  Beyond Risk Aggregator LLC
MGI Holding Company LP                             Beyond Risk Midco Holdings LP
MGI Holding Company GP LLC                         BR Parent Holdings LLC
Excelerate US Inc.                                 Yeti Acquisition Holdings LP
ICH US Indermediate Holdings Inc                   Yeti Acquisition Merger Sub
                                                   LLC
Petal & Pup USA Inc.                               Middlefield Road Private
                                                   Opportunities UGP LLC
Pediatric Associated Intermediate II LLC           Middlefield Road Private
                                                   Opportunities GP LP
Cloud Nine Investment Holdings LLC                 Middlefield Road Private
                                                   Opportunities Fund LP
Cloud9 Investment Holdings, LP                     Veralent Intermediate Holdco
                                                   Inc
Cloud9 Intermediate Holdings II, Inc               Beyond Risk Management Inc %
                                                   Summit Partners LP
Cloud9 Intermediate Holdings I, Inc                SPGL Acquisition Holdings II
Cloud9 Acquisition Inc                             SPGL Acquisition Holdings - B
AI Holdings GP, LLC                                SP GE X-B Redzone Blocker
                                                   Corp
SPGL Acquisition Corporation II                    SP COF III TB Blocker Corp
Curate Brandpartners, LP                           SPVC IV-B MO Blocker Corp
SPZS Acquisition Holdings-B, LLC                   SPVC IV-B AA Blocker Corp
SPZS Acquisition Corp                              SPVC IV-B ECS Blocker Corp
Veralent, Inc                                      SP SD V-B PGIS Blocker Corp
Veralent Holdco, Inc                               SP GE X-B BR A-2 Holdings,
                                                   Inc.
Veralent Group Holdings, LP                        SP GEF X-B AI Blocker Corp
SPZS Acquisition Holdings, LLC                     SP SDF V-B AI Blocker Corp
Summit Representative IX, LLC                      SP GE X-B Decor Blocker, LLC
Capital Healthcare Holdings, LP                    SP GE X-B Vax Blocker Corp
Capital Healthcare Holdings GP, LLC                SP GE X-B Digital Blocker,
                                                   LLC
SP ICH Holdings, LLC                               SP SD V-B OTR Blocker Corp
Healthline Holdings Inc.                           SP GE X-B OTR Blocker Corp
Healthline Intermediate Holdings                   SP GE X-B Titan Blocker Corp
SPVC IV-B AA Splitter, LP                          SPVC V-B PNC Blocker Corp
SPVC IV-B ECS Holdings, LP                         SP COF III OH Blocker Corp
SP SD V-B PGIS Holdings, LP                        SP GE X-B SPZS Blocker, LP

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
21st day of January, 2021.

        /s/Timothy K. Albright
        ----------------------
        Timothy K. Albright

        Commonwealth of Massachusetts  )
                                       ) ss:
        County of Suffolk              )

        On this 21st day of January, 2021, before me personally came Timothy K.
Albright, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
13th day of December, 2021.

        /s/ Matthias G. Allgaier
        ------------------------
        Matthias G. Allgaier

        Kingdom of England  )
                            ) ss:
        City of London      )

        On this 13th day of December, 2021, before me personally came Matthias
G. Allgaier, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Philippa Anne Staney
        ------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
26th day of October, 2021.

        /s/ David W. Averett
        --------------------
        David W. Averett

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 26th day of October, 2021, before me personally came David W.
Averett, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
11th day of February, 2021.

        /s/ Darren M. Black
        -------------------
        Darren M. Black

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 11th day of February, 2021, before me personally came Darren M.
Black, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
25th day of October, 2021.

        /s/ John R. Carroll
 -------------------
        John R. Carroll

        State of Massachusetts )
                               ) ss:
        County of Suffolk      )

        On this 25th day of October, 2021, before me personally came John R.
Carroll, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
26th day of October, 2021.

        /s/ Peter Y. Chung
        ------------------
        Peter Y. Chung

        State of California  )
        County of San Mateo  )

        On October 26, 2021, before me, Elizabeth A. Galliart, Notary Public, personally appeared Peter Y. Chung, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of
California that the foregoing paragraph is true and correct.

 WITNESS my hand and official seal.

        [Notary Seal]

        /s/ Elizabeth A. Galliart
        -------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 9th day of December, 2021.

        /s/ Antony C. Clavel
        --------------------
        Antony C. Clavel

        Kingdom of England  )
                            ) ss:
        City of London      )

        On this 9th day of December, 2021, before me personally came Antony C.
Clavel, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ J.B. Burgess
        ----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
26th day of October, 2021.

        /s/ Andrew J. Collins
        ---------------------
        Andrew J. Collins

        State of California  )
        County of San Mateo  )

        On October 26, 2021, before me, Elizabeth A. Galliart, Notary Public, personally appeared Andrew J. Collins, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of
California that the foregoing paragraph is true and correct.

        WITNESS my hand and official seal.

        [Notary Seal]

        /s/ Elizabeth A. Galliart
        -------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of April, 2021.

        /s/ Scott C. Collins
        --------------------
        Scott C. Collins

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 7th day of April, 2021, before me personally came Scott C.
Collins, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
27th day of January, 2021.

        /s/ Matthew P. Curtis
        ---------------------
        Matthew P. Curtis

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 27th day of January, 2021, before me personally came Matthew P.
Curtis, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
25th day of October, 2021.

        /s/ Christopher J. Dean
        -----------------------
        Christopher J. Dean

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 25th day of October, 2021, before me personally came Christopher
J. Dean, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 9th day of December, 2021.

        /s/ Mark A. deLaar
        ------------------
        Mark A. deLaar

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 9th day of December, 2021, before me personally came Mark A.
DeLaar, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of December, 2021.

        /s/ Robin W. Devereux
        ---------------------
        Robin W. Devereux

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 8th day of December, 2021, before me personally came Robin W.
Devereux, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 3rd day of February, 2022.

        /s/ Bruce R. Evans
        ------------------
        Bruce R. Evans

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 3rd day of February, 2022, before me personally came Bruce R.
Evans, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
16th day of December, 2021.

        /s/ Leonard C. Ferrington
        -------------------------
        Leonard C. Ferrington

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 16th day of December, 2021, before me personally came Leonard C.
Ferrington, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
28th day of January, 2022.

        /s/ Charles J. Fitzgerald
        -------------------------
        Charles J. Fitzgerald

        State of California  )
        County of San Mateo  )

        On January 28, 2022, before me, Elizabeth A. Galliart, Notary Public, personally appeared Charles J. Fitzgerald, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of
California that the foregoing paragraph is true and correct.

        WITNESS my hand and official seal.

        [Notary Seal]

        /s/ Elizabeth A. Galliart
        -------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of December, 2021.

        /s/ Craig D. Frances
        --------------------
        Craig D. Frances

        State of California )
        County of San Mateo )

        On December 7, 2021, before me, Elizabeth A. Galliart, Notary Public, personally appeared Craig D. Frances, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of
California that the foregoing paragraph is true and correct.

        WITNESS my hand and official seal.

        [Notary Seal]

        /s/ Elizabeth A. Galliart
        -------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
20th day of October, 2021.

        /s/ Peter A. Francis
        --------------------
        Peter A. Francis

        State of California  )
        County of San Mateo  )

        On October 20, 2021, before me, Elizabeth A. Galliart, Notary Public, personally appeared Peter Francis, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of
California that the foregoing paragraph is true and correct.

        WITNESS my hand and official seal.

        [Notary Seal]

        /s/ Elizabeth A. Galliart
        -------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
22nd day of January, 2021.

        /s/ Philip C. Furse
        -------------------
        Philip C. Furse

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 22nd day of January, 2021, before me personally came Philip C.
Furse, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
14th day of December, 2021.

        /s/ Johannes N. Gefe
        --------------------
        Johannes N. Grefe

        Kingdom of England  )
                            ) ss:
        City of London      )

        On this 14th day of December, 2021, before me personally came Johannes
N. Grefe, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ J.B. Burgess
        ----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 1st day of February, 2022.

        /s/ Greg S. Goldfarb
        --------------------
        Greg S. Goldfarb

        State of Virginia       )
                                ) ss:
        County of Newport News  )

        On this 1st day of February, 2022, before me personally came Greg S.
Goldfarb, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

         [Notary Seal]

        /s/ Jonathan Edouard
        --------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
25th day of October, 2021.

        /s/ Matthew G. Hamilton
        -----------------------
        Matthew G. Hamilton

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 25th day of October, 2021, before me personally came Matthew G.
Hamilton, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
24th day of January, 2022.

        /s/ Thomas H. Jennings
        ----------------------
        Thomas H. Jennings

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 24th day of January, 2022, before me personally came Thomas H.
Jennings, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
21st day of January, 2021.

        /s/ Robert E. MacAulay
        ----------------------
        Robert E. MacAulay

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 21st day of January, 2021, before me personally came Robert E.
MacAulay, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
31st day of January, 2022.

        /s/ Martin J. Mannion
        ---------------------
        Martin J. Mannion

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 31 day of January, 2022, before me personally came Martin J.
Mannion, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Nuala M. Lawrence
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
23rd day of February, 2021.

        /s/ Michael A. Medici
        ---------------------
        Michael A. Medici

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 23rd day of February, 2021, before me personally came Michael A.
Medici, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 2nd day of February, 2022.

        /s/ Harrison B. Miller
        ----------------------
        Harrison B. Miller

        State of California  )
                             ) ss:
        County of Marin      )

        On this 2nd day of February, 2022, before me personally came Harrison B.
Miller, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Erica Y. Joubert
        --------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of November, 2021.

        /s/ Colin T. Mistele
        --------------------
        Colin T. Mistele

        State of California  )
        County of San Mateo  )

        On November 11, 2021, before me, Elizabeth A. Galliart, Notary Public, personally appeared Colin T. Mistele, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of
California that the foregoing paragraph is true and correct.

        WITNESS my hand and official seal.

        [Notary Seal]

        /s/ Elizabeth A. Galliart
        -------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
25th day of October, 2021.

        /s/ Jay D. Pauley
        -----------------
        Jay D. Pauley

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 25th day of October, 2021, before me personally came Jay D.
Pauley, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
14th day of December, 2021.

        /s/ Steffan K. Peyer
        --------------------
        Steffan K. Peyer

        Kingdom of England  )
                            ) ss:
        City of London      )

        On this 14th day of December, 2021, before me personally came Steffan K.
Peyer, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Philippa Anne Staney
        ------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 1st day of November, 2021.

        /s/ Peter L. Rottier
        --------------------
        Peter L. Rottier

        State of California  )
        County of San Mateo  )

        On November 1, 2021, before me, Elizabeth A. Galliart, Notary Public, personally appeared Peter L. Rottier, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of
California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

        [Notary Seal]

        /s/ Elizabeth A. Galliart
        -------------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 9th day of December, 2021.

        /s/ Han K. Sikkens
        ------------------
        Han K. Sikkens

        Kingdom of England  )
                            ) ss:
        City of London      )

        On this 9th day of December, 2021, before me personally came Han K.
Sikkens, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ J. B. Burgess
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
23rd day of February, 2021.

        /s/ Ross D. Stern
        -----------------
        Ross D. Stern

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 23rd day of February, 2021, before me personally came Ross D.
Stern, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 9th day of December, 2021.

        /s/ Thomas M. Tarnowski
        -----------------------
        Thomas M. Tarnowski

        Kingdom of England  )
                            ) ss:
        City of London      )

        On this 9th day of December, 2021, before me personally came Thomas M.
Tarnowski, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ J. B. Burgess
        -----------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
25th day of October, 2021.

        /s/ Alexander D. Whittemore
        ---------------------------
        Alexander D. Whittemore

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 25th day of October, 2021, before me personally came Alexander
D. Whittemore, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Meredith C. Twigg
        ---------------------
        Notary Public

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the
21st day of October, 2021.

        /s/ Melanie A. Whelan
        -------------------
        Melanie A. Whelan

        State of Massachusetts  )
                                ) ss:
        County of Suffolk       )

        On this 21st day of October, 2021, before me personally came Melanie A.
Whelan, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

        [Notary Seal]

        /s/ Tracey Malone
        -----------------
        Notary Public